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                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004

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                                   FORM 8-K

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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): March 13, 2003
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                                WorldCom, Inc.

              (Exact Name of Registrant as Specified in Charter)

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            Georgia                        0-11258               58-1521612
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                      Identification No.)


     500 Clinton Center Drive, Clinton, Mississippi                39056
         (Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code (601) 460-5600

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          Exhibit No.           Description of Exhibit
          -----------           ----------------------
          99.1                  Press Release dated March 13, 2003


Item 9.

Regulation FD Disclosure.

     On March 13, 2003, WorldCom, Inc. (the "Company") and certain of its direct and indirect U.S. subsidiaries filed their monthly operating report for the month of December 2002 (the "Operating Report") with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Copies of the Operating Report may be obtained from the Bankruptcy Court's website located at http://www.nysb.uscourts.gov and from the Company's Restructuring Information Desk at http://www.worldcom.com. The Company also announced it has completed a preliminary review of its goodwill and other intangible assets and property and equipment ("PP&E") accounts, which resulted in the write-off of all existing goodwill and a substantial write-down of the carrying value of PP&E and other intangible assets following an impairment analysis and other adjustments in accordance with generally accepted accounting principles. The adjustments positively affect the monthly Operating Reports filed by the Company for July through November 2002, which have been amended to reflect the revised depreciation and amortization resulting from these adjustments and were refiled with the Bankruptcy Court on March 14, 2003.

     A copy of the press release announcing the completion of the preliminary review and the filing of the Operating Report is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Limitation on Incorporation by Reference

     In accordance with General Instruction B.2 of Form 8-K, the information in this Item 9 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 9 will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.


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Cautionary Statement Regarding Financial and Operating Data

     The Operating Report contains financial statements and other financial information that has not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. The Operating Report is in a format prescribed by applicable bankruptcy laws and should not be used for investment purposes. The Operating Report contains information for periods different from those required in the Company's reports pursuant to the Exchange Act, and that information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Operating Report should not be viewed as indicative of future results.

     As described in the Operating Report, the Company previously announced restatements of earnings affecting 1999, 2000, 2001 and first quarter 2002. In June 2002, Arthur Andersen LLP ("Andersen"), the Company's previous external auditors, advised the Company that Andersen's audit report on the Company's financial statements for 2001 and Andersen's review of the Company's financial statements for first quarter 2002 could not be relied upon. The Company's new external auditors, KPMG LLP ("KPMG"), are undertaking a comprehensive audit of the Company's financial statements for 2000, 2001 and 2002.

     A Special Investigative Committee of the Company's Board of Directors is overseeing an independent investigation of these matters led by William R. McLucas, former Director of the Division of Enforcement for the Securities and Exchange Commission ("SEC") and a partner with the law firm of Wilmer, Cutler & Pickering. The Company's accounting practices also are under investigation by the U.S. Attorney's Office for the Southern District of New York, and by the Examiner appointed by the Bankruptcy Court, Richard Thornburgh, former Attorney General of the United States. On November 26, 2002, the Company consented to the entry of a permanent injunction that partially resolved the claims brought in a civil lawsuit by the SEC regarding the Company's past accounting practices. The injunction imposes certain ongoing obligations on the Company and permits the SEC to seek a monetary penalty in the future.

     The Company has terminated or accepted the resignations of various financial and accounting personnel, including its chief financial officer and its corporate controller, and is continuing its internal financial investigation. Investors and creditors should be aware that additional amounts of improperly reported pre-tax earnings may be discovered and announced. Until the Company has completed its internal review and KPMG is able to complete an audit of 2000, 2001 and 2002, the total impact on previously reported financial statements cannot be known. The Company intends to continue to announce unaudited changes to previously reported financial statements if it discovers additional issues.

Cautionary Statement Regarding Forward-Looking Statements

     This Report and the Operating Report may include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to the


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Company's bankruptcy proceedings and matters arising out of pending class action and other lawsuits and ongoing internal and government investigations relating to the previously announced restatements of its financial results. Other factors that may cause actual results to differ materially from management's expectations include economic uncertainty; the effects of vigorous competition; the impact of technological change on our business, alternative technologies and dependence on availability of transmission facilities; risks of international business; regulatory risks in the United States and internationally; contingent liabilities; uncertainties regarding the collectibility of receivables; risks associated with debt service requirements and our financial leverage; uncertainties associated with the success of acquisitions; and the ongoing war on terrorism. More detailed information about those factors is contained in the Company's filings with the SEC.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WORLDCOM, INC.
                                       (Registrant)


                                       By:    /s/ Michael H. Salsbury
                                           -----------------------------------
                                           Name:  Michael H. Salsbury
                                           Title: Executive Vice President &
                                                    General Counsel

Dated:  March 14, 2003



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                                 EXHIBIT INDEX

Exhibit No.     Description
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   99.1         Press Release dated March 13, 2003



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